Fees Summary	Feb. 17, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 20,816,000
Previously Paid Amount	0.00
Total Fee Amount	2,874.7
Total Offset Amount	0.00
Net Fee	$ 2,874.7